EQUI-VEST® (Series 201)

Equitable Financial Life Insurance Company

Issued through: Separate Account A

Summary Prospectus for New Investors

May 1, 2021

This summary prospectus (the “Summary Prospectus”) summarizes key features of the contract. Before you invest, you should also review the statutory prospectus (the “prospectus”) for the contract, which contains more information about the contract’s features, benefits, and risks. You can find this document and other information about the contract online at www.equitable.com/ICSR#EQH146658. You can also obtain this information at no cost by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary.

The EQUI-VEST® Series 201 contracts are are variable and fixed individual and group flexible premium deferred annuity contracts offered as a funding vehicle for employers’sponsored retirement plans. This Summary Prospectus only describes EQUI-VEST® Series 201. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options.

You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in Appendix “Portfolio Companies available under the contract”, (ii) the guaranteed interest option, (iii) the Segments of the Structured Investment Option (“SIO”) or (iv) the account for special dollar cost averaging (the “Special DCA programs”). Participants should carefully read the accompanying SIO prospectus, which contains additional information relating to the SIO.

You may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total account value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have one or more Guaranteed benefits and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Personal Income Benefit variable investment options, you may no longer be able to fund your Guaranteed benefit(s). This means that if you have not yet allocated amounts to the Personal Income Benefit variable investment options, you may not be able to fund your Personal Income Benefit at all. This also means you may no longer be able to increase your Personal Income Benefit account value and your Guaranteed benefits through contributions and transfers.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3). Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling (800) 628-6673 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 5% of contributions withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $5,000 on a $100,000 investment.

There is an interim value adjustment for amounts withdrawn from a Segment of the SIO before Segment maturity which could result in up to a 90% loss of the Segment Investment. See the SIO prospectus for more information.

For additional information about the charges for surrenders and early withdrawals see “Withdrawal charge” in “Charges under the contracts” under “Charges and expenses” in the prospectus.

Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions (for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, or third-party transfers or exchanges).

For additional information about transaction charges see “Charges that the Company deducts” in “Charges and expenses” in the prospectus.

Ongoing Fees and Expenses (annual charges)

The contract provides for different ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year under the contract, depending if you choose the Personal Income Benefit option (“PIB”). Please refer to your contract specifications page for information about the specific fees you will pay each year based if you have elected the PIB.

	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.20%	1.20%
	Investment options (Portfolio fees and expenses)(2)	0.58%	1.48%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	1.00%	1.00%

(1)  Expressed as an annual percent of daily net assets in the variable investment options.

(2)  Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2020 and could change from year to year.

(3)  Expressed as an annual percentage of the Personal Income Benefit account value.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, or make any other transactions, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,644	Highest Annual Cost $2,858

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract and Portfolio fees and expenses

•   No optional benefits

•   No sales charges

•   No additional contributions, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract, optional benefits (Personal Income Benefit) and Portfolio fees and expenses

•   No sales charges

•   No additional contributions, transfers or withdrawals

	For additional information about ongoing fees and expenses see “Fee Table” in the prospectus.

RISKS
Risk of Loss

The contract is subject to the risk of loss. You could lose some or all of your account value.

For additional information about the risk of loss see “Principal risks of investing in the contract” in the prospectus.

Not a Short-Term Investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties.

For additional information about the investment profile of the contract see “Fee Table” in the prospectus.

Risks Associated with Investment Options

An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options available under the contract, (e.g., the Portfolios). Each investment option, including the guaranteed interest option and Segments of the SIO, has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with investment options see “Variable investment options”, “Guaranteed interest option” and “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus, as well as, “Risk factors” in the SIO prospectus. See also Appendix “Portfolio Companies available under the contract” in the prospectus.

Insurance Company Risks

An investment in the contract is subject to the risks related to the Company. The Company is solely responsible to the contract owner for the contract’s account value and the Guaranteed benefits. The general obligations including the guaranteed interest option, SIO and any Guaranteed benefits under the contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at www.equitable.com/selling-life-insurance/financial-strength-ratings.

For additional information about insurance company risks see “About the general account” in “More information” in the prospectus.

RESTRICTIONS
Investments

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options (including the Personal Benefit account variable investment options) and to limit the number of variable investment options which you may select. Such rights include, among others, combining any two or more variable investment options and transferring the account value from any variable investment option to another variable investment option.

There are restrictions regarding investment options if Guaranteed benefits are elected, limits on contributions and transfers into and out of the guaranteed interest option, and restrictions or limitations with Special DCA programs. See “Allocating your contributions” in “Purchasing the Contract” and “Transferring your account value” in “Transferring your money among investment options” in the prospectus for more information.

For more information see “About Separate Account A” in “More information” in the prospectus.

For additional information about the investment options, including information regarding volatility management strategies and techniques, see “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus. See also the SIO prospectus.

RESTRICTIONS
Optional Benefits

At any time, we have the right to limit or terminate your contributions, allocations and transfers to any of the variable investment options. If you have funded the Personal Income Benefit (which is also known as the optional benefit) and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract and/or contributions and/or transfers into the Personal Income Benefit variable investment options and you may no longer be able to fund your Personal Income Benefit account.

Investment options are limited if Guaranteed benefits are elected. Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

For additional information about the optional benefits see “How you can purchase and contribute to your contract” in “Purchasing the Contract” in the prospectus. See also “Personal Income Benefit”, “Death benefits”, and “Optional Semester Strategies program” in “Benefits available under the contract” in the prospectus.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a funding vehicle for employers’ Internal Revenue Code 403(b) plans and Internal Revenue Code Section 457(b) employee deferred compensation (“EDC”) plans or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax information” in the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the contracts” in “More information” in the prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and expenses” in the prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios, guaranteed interest option and the SIO during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides death benefits to protect your beneficiaries and living benefits to protect your access to income. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

•	Personal Income Benefit variable investment options (used to fund the Personal Income Benefit);

•	Variable investment options;

•	Guaranteed interest option;

•	Segments of the SIO which are index-linked investment options (see the SIO prospectus for more information);

•	the account for special dollar cost averaging; and

•	access to the optional Semester Strategies program.

For additional information about each underlying Portfolio see Appendix “Portfolio Companies available under the contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for life; (2) for life with a certain minimum number of payments; (3) for life with a certain minimum number of payments to the beneficiary upon the death of the annuitant; or (4) for life with a certain amount of payment. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income, death benefit protection and offers various payout options.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate the optional guaranteed benefit.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to at least your contributions less adjusted withdrawals.

Living Benefits

A living benefit called the Personal Income Benefit (“PIB”) is available for an additional charge should you elect it. The PIB is a benefit that guarantees, subject to certain restrictions, an annual withdrawal amount.

Rebalancing and Special Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer two rebalancing programs that you can use to automatically reallocate your account value among your variable investment options and the guaranteed interest option. You can also elect to allocate your investments using a special dollar cost averaging program at no additional charge. Generally, you may not elect both a special dollar cost averaging program and a rebalancing option. Rebalancing is not available for amounts allocated to the Personal Income Benefit variable investment options.

Contract Loans

Depending on the terms of your contract, you may be permitted to take loans from your account value. If you take a loan we charge interest on the loan.

Benefits available under the contract

Summary of Benefits

The following tables summarize important information about the benefits available under the contract.

Death Benefits

This death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Death Benefit	Guarantees beneficiaries will receive a benefit at least equal to your contributions less adjusted withdrawals.	Standard	No Additional Charge		• Withdrawals could significantly reduce or terminate benefit

Living Benefits

This living benefit is available the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Personal Income Benefit (PIB)	Guarantees a minimum annuitization value to provide lifetime retirement income.	Optional	1.00%(1)	1.00%(1)

•  Restricted to owners of certain ages

•  Not available with tax-exempt employer EDC contracts

•  Excess withdrawals could significantly reduce or terminate benefit

•  Subject to restrictions on investment options

(1)	Expressed as an annual percentage of the PIB account value.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/ Limitations
			Max	Current
Rebalancing Option I(1) and Option II(2)	Periodically rebalance to your desired asset mix.	Optional	No Charge		• Not generally available with Special Dollar Cost Averaging • Account value in the Personal Income Benefit account cannot be rebalanced
Special Dollar Cost Averaging and Investment Simplifier	Transfer account value to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge		• Not generally available with Rebalancing
Semester Strategies program	We offer access to account services through SWBC Investment Advisory Services LLC (“SWBC”), an unaffiliated third party. SWBC is an independent registered investment advisory firm that assists retirement plan participants with investment advisory services, including model portfolio services.	Optional	No Charge		• To participate in the Program, you are required to use the Maximum investment options choice method • Not available with Special Dollar Cost Averaging or Rebalancing

(1)	Option I allows you to rebalance your account value among the variable investment options.
(2)	Option II allows you to rebalance your account value among the variable investment options and the guaranteed interest option.

Buying the Contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply.

Maximum issue age

The maximum issue age for an annuitant is 79.

Minimum initial and subsequent contribution amounts

The minimum initial contribution is generally $20 for each type of contract. Subsequent contributions are allowed up to a certain maximum contribution limit.

Limitations on contributions to the contract

We reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements, including contributions and/or transfers into your Personal Income Benefit account. This means that if you have one or more Guaranteed benefits there would no longer be any increases in the Personal Income Benefit account value and the benefit bases associated with the Guaranteed benefits, and if you have no allocated amounts to the Personal Income Benefit account, you may not be able to fund your Guaranteed benefits at all.

When initial and subsequent contributions are credited

Initial Contribution

For certain employer-remitted salary reduction contracts, it is possible that we may receive your initial contribution prior to Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN), (“Equitable Advisors”) receiving your application. In this case, we will hold the contribution in a special bank account. If Equitable Advisors does not receive your application within 20 business days, we will return your contribution to your employer or its designee.

Equitable Advisors will either complete this review process or instruct us to return your contribution to your employer or its designee within the applicable Financial Industry Regulatory Authority (“FINRA”) time requirements. Upon completion of this review, Equitable Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information that is required within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

Subsequent Contributions

If we receive a subsequent contribution before the close of the NYSE (typically 4:00 pm eastern), we will credit that contribution that day. If we receive your subsequent contribution after the close of the NYSE, your contribution will be applied the next business day.

Additional limitations on contributions to the contract

Additional limitations on contributions and the source of contributions apply based on the type of contract, such as TSA or EDC contracts. Please see the tables in the “How you can purchase and contribute to your contract” in “Purchasing the Contract” to the prospectus for detailed information. You can obtain the prospectus by calling the number or accessing the website noted on the first page of this summary prospectus.

Making Withdrawals: Accessing the Money in your Contract

Accessing your money

You have several ways to access your account value before annuity payments begin. Generally, you may take partial withdrawals from your contract at any time or, depending on your specific situation, set up an automatic payment plan, a systematic withdrawal plan, a substantially equal withdrawals plan or a lifetime RMD payments plan. Additionally, you may take a loan (if permitted by your Plan) and you may make withdrawals from your Guaranteed Annual Withdrawal Amount (if you funded the Personal Income Benefit feature). You may also surrender your contract to receive its cash value at any time. If we receive a withdrawal or surrender request in good order before the close of the NYSE (typically 4:00 pm eastern), we will process the request that day. If we receive the request after the close of the NYSE, we will process the request on the next business day. We will generally send you the full requested withdrawal amount and deduct any applicable withdrawal charges from account value unless your request otherwise.

Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and a tax penalty. Withdrawals may also reduce (possibly on a greater than dollar-for-dollar basis) or terminate any optional guaranteed benefits. Surrenders also may be subject to withdrawal charges, income taxes and a tax penalty if you are younger than 59 1/2.

Please see “Accessing your money” in the prospectus for more information on the ways you may withdraw your account value.

Free withdrawal amount

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge.

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, transfers, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. Each of the charges and expenses is more fully described in “Charges and expenses” in the prospectus. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals or make certain transfers and exchanges. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

Transaction Expenses
Sales Load Imposed on Purchases	None
Withdrawal Charge (as a percentage of contributions withdrawn)(1)	5%
Transfer Fee	None
Third Party Transfer or Exchange Fee(2)	$65
Special Service Charges(3)	$90
Segment Interim Value (applies for distributions from a Segment of the SIO prior to the Segment Maturity Date)(4)	90% of Segment Investment

(1)

The charge percentage is deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. For each contribution, we consider the contract year in which we receive that contribution to be “contract year 1.” The charge percentage we use is 5% for contract years 1 through 6. For contract years 7 and later, the charge percentage is 0%. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges, please see “Withdrawal charges” in “Charges and expenses” the prospectus. The charge will not apply after the completion of 12 contract years. For certain TSA contracts issued in Texas, a different maximum withdrawal charge may apply. See Appendix, “State contract availability and/or variations of certain features” in the prospectus for more information.

(2)	This charge will never exceed 2% of the amount disbursed or transferred. We may discontinue these services at any time.
(3)

Unless you specify otherwise, this charge will be deducted from the amount you request. Special service charges include (1) express mail charge; and (2) wire transfer charge. We may discontinue these services at any time.

(4)

The actual amount of the Segment Interim Value calculation is determined by a formula that depends on, among other things, the Segment Buffer and how the Index has performed since the Segment Start Date. The maximum loss would occur if there is a total distribution for a Segment at a time when the Index price has declined to zero. If you surrender or cancel your variable annuity contract, die, transfer or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date, and any upside performance will be limited to a percentage lower than the Performance Cap Rate. See the SIO prospectus for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Annual Administrative Charge(1)	$65
Base Contract Expenses (as a percentage of daily net assets in the variable investment options)	1.20%
Optional Benefits Expenses
Personal Income Benefit charge (a percentage of your Personal Income Benefit account value)(2)	1.00%

(1)

The annual administrative charge is deducted from your account value on each contract date anniversary. The current charge is equal to the lesser of $30 or 2% of your total account value plus any amount previously withdrawn during the contract year. If the contract is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year. If your total account value on the last day of your contract year is $25,000 or more; or if the total account values of all contracts, owned by the same person, when added together, exceeds $100,000 there is no charge.

(2)

Deducted annually on each contract date anniversary for which the benefit is in effect. If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable) on any date other than your contract date anniversary, we will deduct a pro rata portion of the charge for that year.

The next item shows the minimum and maximum total operating expenses charged by the underlying Portfolios that you may pay periodically during the time that you own the contract. A complete list of Portfolios available under the contact, including their annual expenses, may be found at the back of this document. See “Appendix: Portfolio Companies available under the contract.” These expenses are for the period ended December 31, 2020, and may fluctuate from year to year.

Annual Portfolio Expenses
	Minimum	Maximum
Annual Portfolio Expenses prior to Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.58%	1.48%
Annual Portfolio Expenses after Expense Limitation Arrangement (expenses that are deducted from Portfolio assets including management fees, 12b-1 fees, service fees, and other expenses)*	0.55%	1.38%

*

“Annual Portfolio Expenses” are based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. The costs include transaction expenses, annual contract expenses, and annual Portfolio expenses.

The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Portfolio expenses, as well as, the Personal Income Benefit (at its maximum charge).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period				If you do not surrender your contract
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$8,044	$15,295	$22,769	$37,239	$3,476	$10,586	$17,915	$37,239

Appendix: Portfolio Companies available under the contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH146658. You can request this information at no cost by calling (877) 522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com. If you elect a Guaranteed benefit, you may only invest in the Portfolios listed in the designated table below.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Affiliated Portfolio Companies:

Type	Portfolio Name - Investment Adviser, Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2020)
				1 year	5 year	10 year
Asset Allocation	1290 VT DoubleLine Dynamic Allocation - Equitable Investment Management Group, LLC (“EIMG”); DoubleLine Capital LP	1.20%	^	13.10%	8.61%	8.80%
Fixed Income	1290 VT DoubleLine Opportunistic Bond - EIMG; DoubleLine Capital LP	0.95%	^	4.26%	3.76%	4.01%
Equity	1290 VT Equity Income - EIMG; Barrow, Hanley, Mewhinney & Strauss LLC	0.95%	^	-4.52%	1.55%	6.50%
Equity	1290 VT GAMCO Small Company Value - EIMG; GAMCO Asset Management, Inc.	1.07%		9.51%	4.48%	10.29%
Fixed Income	1290 VT High Yield Bond - EIMG; AXA Investment Managers, Inc.; Post Advisory Group, LLP	1.05%	^	6.48%	5.55%	6.93%
Equity	1290 VT Small Cap Value - EIMG; BlackRock Investment Management, LLC;; Horizon Kinetics Asset Management, LLC	1.15%	^	-1.51%	3.15%	8.99%
International	1290 VT SmartBeta Equity - EIMG; AXA Rosenberg Investment Management, LLC	1.10%	^	10.95%	9.78%	11.26%
Equity	1290 VT Socially Responsible - EIMG; BlackRock Investment Management, LLC	0.93%		20.01%	14.33%	14.62%
Equity	EQ/2000 Managed Volatility - EIMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.84%		19.31%	9.35%	12.40%
Equity	EQ/400 Managed Volatility† - EIMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.85%	^	13.47%	7.53%	11.40%
Equity	EQ/500 Managed Volatility - EIMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.80%		17.01%	12.61%	13.87%
Asset Allocation	EQ/AB Dynamic Moderate GrowthΔ - EIMG; AllianceBernstein L.P.	1.11%		4.43%	4.43%	5.93%
Equity	EQ/AB Small Cap Growth - EIMG; AllianceBernstein L.P.	0.92%		36.05%	17.01%	17.21%
Asset Allocation	EQ/Aggressive Allocation† - EIMG	1.16%		15.41%	9.45%	11.17%
Asset Allocation	EQ/Aggressive Growth Strategy† - EIMG	1.03%		14.52%	9.28%	10.50%
Asset Allocation	EQ/All Asset Growth Allocation - EIMG	1.25%		12.29%	7.33%	9.44%
Equity	EQ/American Century Mid Cap Value - EIMG; American Century Investment Management, Inc.	1.00%	^	1.32%	—	—
Asset Allocation	EQ/Balanced Strategy†(1) - EIMG	0.99%		11.20%	7.24%	7.50%
Equity	EQ/Clearbridge Select Equity Managed Volatility† - EIMG; BlackRock Investment Management, LLC; ClearBridge Investment, LLC	1.06%	^	36.15%	17.81%	16.14%
Equity	EQ/Common Stock Index - EIMG; AllianceBernstein L.P.	0.68%	^	19.76%	13.68%	14.61%
Asset Allocation	EQ/Conservative Allocation† - EIMG	1.00%	^	7.35%	4.90%	4.51%
Asset Allocation	EQ/Conservative Growth Strategy† - EIMG	0.99%		9.93%	6.43%	6.45%
Asset Allocation	EQ/Conservative Plus Allocation† - EIMG	1.09%		9.96%	6.33%	6.51%
Asset Allocation	EQ/Conservative Strategy† - EIMG	0.95%	^	7.26%	4.84%	4.32%
Fixed Income	EQ/Core Bond Index - EIMG; SSgA Funds Management, Inc.	0.65%	^	6.09%	4.17%	3.06%
Fixed Income	EQ/Core Plus Bond(2) - EIMG; BlackRock Investment Management, LLC; Brandywine Global Investment Management, LLC; Loomis, Sayles & Company, L.P.	0.95%	^	14.64%	6.86%	5.11%
International	EQ/Emerging Markets Equity PLUS - EIMG; AllianceBernstein L.P.; EARNST Partners, LLC	1.29%	^	14.10%	4.53%	10.91%

Type	Portfolio Name - Investment Adviser, Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2020)
				1 year	5 year	10 year
Equity	EQ/Equity 500 Index - EIMG; AllianceBernstein L.P.	0.55%	^	17.78%	13.53%	14.52%
Equity	EQ/Fidelity® Institutional AM® Large Cap - EIMG; FIAM LLC	0.87%	^	26.32%	—	—
Asset Allocation	EQ/Franklin Balanced Managed Volatility†(3) - EIMG; BlackRock Investment Management, LLC; Franklin Advisers, Inc.	1.05%	^	5.69%	5.64%	7.46%
Equity	EQ/Franklin Small Cap Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Franklin Mutual Advisers, LLC	1.06%	^	12.31%	7.10%	11.38%
Fixed Income	EQ/Global Bond PLUS(3) - EIMG; BlackRock Investment Management, LLC; Wells Fargo Asset Management (International), Limited and Wells Capital Management, Inc.	0.95%	^	8.54%	4.29%	3.63%
International	EQ/Global Equity Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Morgan Stanley Investment Management Inc.; Invesco Advisors, Inc.	1.10%	^	14.22%	7.93%	10.62%
Equity	EQ/Goldman Sachs Mid Cap Value - EIMG; Goldman Sachs Asset Management, L.P.	1.09%	^	8.46%	—	—
International	EQ/International Core Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Harris Associates L.P.	1.06%		8.45%	4.18%	7.44%
International	EQ/International Equity Index - EIMG; AllianceBernstein L.P.	0.79%	^	3.89%	2.47%	6.26%
International	EQ/International Managed Volatility† - EIMG; AllianceBernstein L.P.; BlackRock Investment Management, LLC	0.89%		6.63%	3.48%	6.57%
International	EQ/International Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Harris Associates L.P.	1.06%		4.20%	2.18%	5.81%
Equity	EQ/Invesco Comstock - EIMG; Invesco Advisers, Inc.	1.00%	^	-0.77%	2.81%	8.52%
International	EQ/Invesco Global - EIMG; Invesco Advisers, Inc.	1.15%	^	27.01%	12.95%	14.35%
Speciality	EQ/Invesco Global Real Assets(4) - EIMG; Invesco Advisers, Inc.; Invesco Asset Management Ltd.	1.2%	^	-12.22%	—	—
International	EQ/Invesco International Growth - EIMG; Invesco Advisers, Inc.	1.15%	^	13.61%	—	—
Equity	EQ/Janus Enterprise - EIMG; Janus Capital Management LLC	1.05%	^	18.81%	16.77%	14.27%
Equity	EQ/JPMorgan Value Opportunities - EIMG; J.P. Morgan Investment Management Inc.	0.98%		11.09%	6.23%	11.39%
Equity	EQ/Large Cap Core Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Capital International, Inc.; GQG Partners LLC; Vaughan Nelson Investment Management	0.91%		16.36%	12.27%	13.63%
Equity	EQ/Large Cap Growth Index - EIMG; AllianceBernstein L.P.	0.73%		37.36%	22.03%	20.08%
Equity	EQ/Large Cap Growth Managed Volatility† - EIMG; BlackRock Investment Management, LLC; HS Management Partners, LLC; Loomis Sayles & Company, L.P.; Polen Capital Management, LLC; T. Rowe Price Associates, Inc.	0.86%		31.99%	19.65%	18.48%
Equity	EQ/Large Cap Value Index - EIMG; AllianceBernstein L.P.	0.75%		2.23%	5.39%	9.02%
Equity	EQ/Large Cap Value Managed Volatility† - EIMG; AllianceBernstein L.P., Aristotle Capital Management, LLC; Massachusetts Financial Services Company d/b/a MFS Investment Management	0.86%		5.70%	6.10%	9.42%
International	EQ/Lazard Emerging Markets Equity - EIMG; Invesco Advisers, Inc.; Lazard Asset Management LLC	1.35%	^	-1.56%	—	—
International	EQ/MFS International Growth - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.10%	^	15.41%	10.01%	12.38%
International	EQ/MFS International Intrinsic Value - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.15%	^	20.03%	—	—
Equity	EQ/MFS Mid Cap Focused Growth - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.10%	^	29.76%	—	—
Speciality	EQ/MFS Technology - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.13%		46.83%	—	—
Speciality	EQ/MFS Utilities - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.05%	^	5.55%	—	—
Equity	EQ/Mid Cap Index - EIMG; AllianceBernstein L.P.	0.72%		12.84%	7.71%	11.59%
Equity	EQ/Mid Cap Value Managed Volatility† - EIMG; BlackRock Investment Management, LLC; Diamond Hill Capital Management, Inc.; Wellington Management Company, LLP	0.97%		4.99%	4.83%	8.77%
Asset Allocation	EQ/Moderate Allocation† - EIMG	1.08%		11.27%	6.98%	7.45%
Asset Allocation	EQ/Moderate Plus Allocation† - EIMG	1.12%		14.13%	8.47%	9.48%
Money Market	EQ/Money Market* - EIMG; BNY Mellon Investment Advisers, Inc.	0.71%		0.20%	1.00%	0.68%

Type	Portfolio Name - Investment Adviser, Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2020)
				1 year	5 year	10 year
Equity	EQ/Morgan Stanley Small Cap Growth - EIMG; BlackRock Investment Management, LLC; Morgan Stanley Investment Management Inc.	1.15%	^	95.74%	35.80%	27.59%
Fixed Income	EQ/PIMCO Global Real Return - EIMG; Pacific Investment Management Company LLC	0.98%	^	10.33%	5.59%	5.97%
Fixed Income	EQ/PIMCO Ultra Short Bond - EIMG; Pacific Investment Management Company LLC	0.80%	^	1.17%	1.56%	1.70%
Fixed Income	EQ/Quality Bond PLUS - EIMG; AllianceBernstein L.P.; Pacific Investment Management Company LLC	0.80%		5.98%	3.90%	2.84%
Equity	EQ/Small Company Index - EIMG; AllianceBernstein L.P.	0.64%		19.73%	9.95%	12.81%
Equity	EQ/T. Rowe Price Growth Stock - EIMG; T. Rowe Price Associates, Inc.	1.00%	^	36.57%	20.77%	18.94%
Equity	EQ/Value Equity - EIMG; Aristotle Capital Management, LLC	0.92%		2.81%	5.30%	8.29%
Speciality	EQ/Wellington Energy - EIMG; Wellington Management Company, LLP	1.19%	^	-37.39%	—	—
Equity	Multimanager Aggressive Equity - EIMG; 1832 Asset Management U.S. Inc.; AllianceBernstein L.P.; ClearBridge Investments, LLC; T. Rowe Price Associates, Inc.; Westfield Capital Management Company, L.P.	0.97%		38.82%	22.70%	20.02%
Fixed Income	Multimanager Core Bond - EIMG; Lord, Abbett & Co. LLC	0.90%	^	6.29%	4.39%	3.74%
Speciality	Multimanager Technology - EIMG; AllianceBernstein L.P.; Allianz Global Investors U.S. LLC; Wellington Management Company, LLC	1.25%	^	53.26%	29.30%	26.79%
Asset Allocation	Target 2015 Allocation - EIMG	1.10%	^	10.26%	6.70%	7.38%
Asset Allocation	Target 2025 Allocation - EIMG	1.10%	^	12.20%	7.95%	9.28%
Asset Allocation	Target 2035 Allocation - EIMG	1.09%		13.70%	8.89%	10.42%
Asset Allocation	Target 2045 Allocation - EIMG	1.10%		14.07%	9.28%	11.16%
Asset Allocation	Target 2055 Allocation - EIMG	1.10%	^	14.89%	9.94%	12.12%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” in “Purchasing the Contract” in the prospectus for more information regarding volatility management.

†

Indicates the EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in other Portfolios that use the EQ volatility management strategy. See “Portfolios of the Trusts” in “Purchasing the Contract ” in the prospectus for more information regarding volatility management.

*

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

(1)

This is the surviving variable investment option of a Portfolio merger on or about June 18, 2021. The acquired variable investment option is EQ/Franklin Balanced Managed Volatility which may continue to be used in certain documents for a period of time after the date of the prospectus.

(2)

This is the surviving variable investment option of a Portfolio merger on or about June 18, 2021. The acquired variable investment option is EQ/Global Bond PLUS which may continue to be used in certain documents after the date of the prospectus.

(3)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021 and it will no longer be available for investment after the merger. It may continue to be used in certain documents for a period of time after the date of the merger.

(4)

This is the variable investment option’s new name. The variable investment option’s former name is EQ/Invesco Global Real Estate which may continue to be used in certain documents for a period of time after the date of the prospectus.

Unaffiliated Portfolio Companies:

Type	Portfolio Name - Investment Adviser, Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2020)
				1 year	5 year	10 year
Fixed Income	American Funds Insurance Series® Bond Fund of America(1) - Capital Research and Management Company	0.71%	^	9.38%	4.66%	3.67%
Equity	Fidelity VIP Equity Income PortfolioSM - Fidelity Management & Research Company (FMR)	0.78%		6.44%	10.41%	9.89%
Equity	Fidelity VIP Mid Cap - Fidelity Management & Research Company (FMR)	0.87%		17.87%	10.79%	9.22%
Equity	Invesco V.I. Diversified Dividend - Invesco Advisers, Inc.	0.96%		-0.13%	7.35%	9.71%
Fixed Income	Invesco V.I. High Yield - Invesco Advisers, Inc.	1.05%	^	19.63%	12.59%	11.85%
Equity	Invesco V.I. Main Street Fund(2) - Invesco Advisers, Inc.	1.05%	^	13.69%	12.31%	12.01%
Equity	Invesco V.I. Main Street Mid Cap Core Equity(3) - Invesco Advisers, Inc.	1.19%		8.94%	9.33%	7.55%

Type	Portfolio Name - Investment Adviser, Sub-Adviser(s), as applicable	Current Expenses		Average Annual Total Returns (as of 12/31/2020)
				1 year	5 year	10 year
Equity	Invesco V.I. Small Cap Equity - Invesco Advisers, Inc.	1.21%		26.87%	11.55%	9.87%
Fixed Income	Ivy VIP High Income - Ivy Investment Management Company	0.97%		6.03%	7.42%	6.52%
Equity	Ivy VIP Small Cap Growth - Ivy Investment Management Company	1.15%	^	37.66%	15.59%	11.15%
Equity	MFS® Investors Trust - Massachusetts Financial Services Company d/b/a MFS Investment Management	1.04%	^	13.60%	13.38%	12.22%
Equity	MFS® Massachusetts Investors Growth Stock - Massachusetts Financial Services Company d/b/a MFS Investment Management	1.04%		22.20%	18.39%	14.71%
Speciality	PIMCO VIT Commodity Real Return Strategy - Pacific Investment Management Company LLC	1.34%	^	1.23%	2.54%	-5.49%
Speciality	Templeton Global Bond VIP Fund - Van Eck Associates Corporation	0.74%	^	-5.28%	0.66%	1.56%
Speciality	Van Eck VIP Global Resources(4) - Van Eck Associates Corporation	1.38%		18.83%	5.93%	-3.83%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)

This is the variable investment option’s new name. The variable investment option’s former name is American Funds Insurance Series® Bond Fund which may continue to be used in certain documents for a period of time after the date of the prospectus.

(2)

This is the variable investment option’s new name. The variable investment option’s former name is Invesco Oppenheimer V.I. Main Street Fund which may continue to be used in certain documents for a period of time after the date of the prospectus

(3)

This is the variable investment option’s new name. The variable investment option’s former name is Invesco V.I. Mid Cap Core Equity Fund which may continue to be used in certain documents for a period of time after the date of the prospectus.

(4)

This is the variable investment option’s new name. The variable investment option’s former name is Van Eck VIP Global Hard Assets Fund which may continue to be used in certain documents for a period of time after the date of the prospectus.

Investment Options: The following are Investment Options A and B, as referred to in the “Selecting your investment method” section in “Purchasing the Contract” in the prospectus.

Investments Options A
Guaranteed Interest Option
1290 VT DoubleLine Dynamic Allocation	EQ/Large Cap Core Managed Volatility
1290 VT Equity Income	EQ/Large Cap Growth Index
1290 VT GAMCO Small Company Value	EQ/Large Cap Growth Managed Volatility
1290 VT Small Cap Value	EQ/Large Cap Value Index
1290 VT SmartBeta Equity	EQ/Large Cap Value Managed Volatility
1290 VT Socially Responsible	EQ/Lazard Emerging Markets Equity
EQ/2000 Managed Volatility	EQ/MFS International Growth
EQ/400 Managed Volatility	EQ/MFS International Intrinsic Value
EQ/500 Managed Volatility	EQ/MFS Mid Cap Focused Growth
EQ/AB Dynamic Moderate Growth	EQ/MFS® Technology
EQ/AB Small Cap Growth	EQ/MFS® Utilities
EQ/Aggressive Allocation	EQ/Mid Cap Index
EQ/Aggressive Growth Strategy	EQ/Mid Cap Value Managed Volatility
EQ/All Asset Growth Allocation	EQ/Moderate Allocation
EQ/American Century Mid Cap Value	EQ/Moderate Growth Strategy
EQ/Balanced Strategy	EQ/Moderate Plus Allocation
EQ/Clearbridge Select Equity Managed Volatility	EQ/Small Company Index
EQ/Common Stock Index	EQ/T. Rowe Price Growth Stock
EQ/Conservative Allocation	EQ/Value Equity
EQ/Conservative Growth Strategy	EQ/Wellington Energy
EQ/Conservative Plus Allocation	Fidelity VIP Equity Income PortfolioSM
EQ/Conservative Strategy	Fidelity VIP Mid Cap
EQ/Emerging Markets Equity PLUS	Invesco V.I. Diversified Dividend
EQ/Equity 500 Index	Invesco V.I. Main Street Fund
EQ/Fidelity® Institutional AM® Large Cap	Invesco V.I. Main Street Mid Cap Core Equity
EQ/Franklin Balanced Managed Volatility(1)	Invesco V.I. Small Cap Equity
EQ/Franklin Small Cap Value Managed Volatility	Ivy VIP Small Cap Growth
EQ/Global Equity Managed Volatility	MFS® Investors Trust
EQ/Goldman Sachs Mid Cap Value	MFS® Massachusetts Investors Growth Stock
EQ/International Core Managed Volatility	Multimanager Aggressive Equity
EQ/International Equity Index	Multimanager Technology
EQ/International Managed Volatility	PIMCO VIT CommodityRealReturn Strategy
EQ/International Value Managed Volatility	Target 2015 Allocation
EQ/Invesco Comstock	Target 2025 Allocation
EQ/Invesco Global	Target 2035 Allocation
EQ/Invesco Global Real Assets	Target 2045 Allocation
EQ/Invesco International Growth	Target 2055 Allocation
EQ/Janus Enterprise	VanEck VIP Global Resources
EQ/JPMorgan Value Opportunities

(1)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021 and it will no longer be available for investment after the merger. It may continue to be used in certain documents for a period of time after the merger.

Investments Options B
1290 VT DoubleLine Opportunistic Bond	EQ/PIMCO Global Real Return
1290 VT High Yield Bond	EQ/PIMCO Ultra Short Bond
American Funds Insurance Series® Bond Fund of America	EQ/Quality Bond PLUS
EQ/Core Bond Index	Invesco V.I. High Yield
EQ/Core Plus Bond	Ivy VIP High Income
EQ/Global Bond PLUS(1)	Multimanager Core Bond
EQ/Money Market	Templeton Global Bond VIP Fund

(1)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021 and it will no longer be available for investment after the merger. It may continue to be used in certain documents for a period of time after the date of the merger.

The Personal Income Benefit variable investment options are limited to those listed below.

For allocations to your Personal Income Benefit account value	For allocations to your Non-Personal Income Benefit account value
Personal Income Benefit EQ/Balanced Strategy	EQ/Balanced Strategy
Personal Income Benefit EQ/Conservative Growth Strategy	EQ/Conservative Growth Strategy
Personal Income Benefit EQ/Conservative Strategy	EQ/Conservative Strategy
Personal Income Benefit EQ/Moderate Growth Strategy	EQ/Moderate Growth Strategy
Personal Income Benefit EQ/AB Dynamic Moderate Growth	EQ/AB Dynamic Moderate Growth

EQUI-VEST® (Series 201)

A deferred annuity contract

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

This prospectus describes the important features of the contract and provides information about Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) that include additional information about EQUI-VEST® (Series 201), the Company and Separate Account A. The prospectus and SAI each dated May 1, 2021 are incorporated by reference into this summary prospectus. The prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call (800) 628-6673. The prospectus and SAI are also available at our website, www.equitable.com/ICSR#EQH146658.

Class/Contract Identifier: C000071910

EQUI-VEST® is issued by and is a registered service mark of Equitable Financial Life Insurance Company (Equitable).

Co-distributed by affiliates Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) and Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company, 1290 Avenue of the Americas, New York, NY 10104 (212) 554-1234